Exhibit 10.6

委托协议

PROXY AGREEMENT

本委托协议（“本协议”）于2023年5月1日由以下各方于厦门订立：

This Proxy Agreement (this “Agreement”) is entered into in Shenzhen as of May 1, 2023 by and among the following parties:

(1)	厦门艾莱斯管理咨询有限公司（“甲方”），一家根据中华人民共和国（“中国”）法律在中国厦门注册成立的外商独资企业；

Xiamen Alliance Management Consulting Co., Ltd.(“Party A”), a wholly foreign-owned enterprise registered in Xiamen, the People’s Republic of China (“China” or “PRC”), under the laws of China;

(2)	厦门艾莱斯酒业集团有限公司（“乙方”），一家根据中国法律在中国仁怀注册成立的内资公司；和

Xiamen Alliance Liquor Industrial Group Co., Ltd. (“Party B”), a domestic company registered in Renhuai, China, under the laws of China; and

(3)	每一个在附件1列明的个人（以下该等个人单独称为一名“股东”，合称为“股东”）

Each of the persons listed under Schedule 1 (each, a “Shareholder” and collectively, the “Shareholders”)

（以上甲方、乙方和每一股东单独称为“一方”，合称为“各方”）。

(Party A, Party B and each of the Shareholders, a “Party”, and collectively the “Parties”).

序言

RECITALS

(A)	鉴于，股东持有乙方100%的股权；

WHEREAS, the Shareholders hold 100% equity interests in Party B;

(B)	鉴于，甲方、乙方签署了《独家服务总协议》、各方订立了包括《业务合作协议》、《独家购股权协议》和《股权质押协议》在内的协议；这一系列协议为乙方的正常经营提供服务，同时保证甲方对乙方具有全面、持续、有效的控制；

WHEREAS, Party A, Party B have entered into the Master Exclusive Service Agreement, and the Parties have entered into the agreements including the Business Cooperation Agreement, the Exclusive Option Agreement and the Equity Interest Pledge Agreement; these contractual arrangements provide Party B with services necessary for its business operation and also ensure that Party A has comprehensive, continuous and effective control over Party B;

(C)	鉴于，作为甲方及其关联方为乙方的正常经营持续提供服务的对价，甲方要求股东授权甲方（及其继任者，包括取代甲方的清算人，如涉及）为股东的受托人（“受托人”），由受托人全权代替股东行使其就所持乙方之股权享有的任何及所有权利，且股东同意对甲方给予授权委托。

WHEREAS, as the consideration for Party A and its affiliates to provide Party B with services necessary for its business operation, Party A has requested the Shareholders to appoint Party A (as well as its successors, including a liquidator, if any, replacing Party A) as its attorney-in-fact (“Attorney-in-Fact”), with full power of substitution, to exercise any and all of the rights in respect of the Shareholders’ equity interests in Party B and the Shareholders have agreed to make such appointment.

因此，基于本协议包含的前提、陈述、保证、承诺和约定，本协议各方约定如下并接受其法律效力：

NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the Parties hereby agree as follows:

协议

AGREEMENT

Section 1	第1条

每一位股东在此不可撤销地选定、委托及任用甲方（及其指定人或继任者，包括取代甲方的清算人，如涉及）为其受托人代表该股东行使相关法律法规及乙方的公司章程规定的就该股东所持乙方之股权而享有的任何及所有权利，包括但不限于以下所列权利（合称“股东权利”）：

Each Shareholder hereby irrevocably nominates, appoints and constitutes Party A (as well as its designees or successors, including a liquidator, if any, replacing Party A) as its Attorney-in-Fact to exercise on such Shareholder’s behalf any and all rights that such Shareholder has in respect of such Shareholder’s equity interests in Party B conferred by relevant laws and regulations and the articles of association of Party B, including without limitation, the following rights (collectively, “Shareholder Rights”):

(a)	召集及参加乙方股东会，接收股东会通知及相关资料；（为本协议之目的，除另有明确约定，“股东会”包含“股东大会”之意义）

to call and attend shareholders’ meetings of Party B, and receive notices and materials with respect to the shareholders meeting (for the purpose of this Agreement, unless otherwise stipulated herein, “shareholders’ meetings” includes the meaning of “the general meeting”);

(b)	以股东的名义、代表股东签署及交付任何书面决议和会议记录；

to execute and deliver any and all written resolutions and meeting minutes in the name and on behalf of such Shareholder;

(c)	亲自或委派代表就乙方的股东会讨论的任何事项（包括但不限于出售、转让、抵押、质押或处分乙方或其附属实体的任何或全部资产）进行投票表决；

to vote by itself or by proxy on any matters discussed on shareholders’ meetings of Party B, including without limitation, the sale, transfer, mortgage, pledge or disposal of any or all of the assets of Party B or its subsidiary;

(d)	出售、转让、质押或处分在乙方的任何或全部股权；

to sell, transfer, pledge or dispose of any or all of the equity interest in Party B;

(e)	如有必要，提名或任免乙方或其附属实体的董事、监事和高级管理人员；

to nominate, appoint or remove the directors, supervisors and senior management of Party B or any its subsidiary when necessary;

(f)	监督乙方及其附属主体的经营绩效；

to oversee the economic performance of Party B and its subsidiaries;

(g)	在任何时候查阅乙方及其附属实体的财务信息；

to have full access to the financial information of Party B and its subsidiaries at any time;

(h)	当乙方的董事或高级管理人员的行为损害乙方或其股东利益时，对该等董事或高级管理人员提起股东诉讼或其它法律行动；

to file any shareholder lawsuits or take other legal actions against Party B’s directors or senior management members when such directors or members are acting to the detriment of the interest of Party B or its shareholder(s);

(i)	批准年度预算或宣布分红；

to approve annual budgets or declare dividends;

(j)	管理和处置乙方或其附属实体的资产；

to manage and dispose of the assets of Party B or its subsidiary;

(k)	对乙方及其附属实体的财务、会计和日常经营有完全的控制权和管理权（包括但不限于签署合同、支付政府税项）;

to have the full rights to control and manage Party B and its subsidiaries’ finance, accounting and daily operation (including but not limited to signing and execution of contracts and payment of government taxes and duties);

(l)	批准向政府主管机关递交任何审批登记文件；以及

to approve the filing of any documents with the relevant governmental authorities or regulatory bodies; and

(m)	乙方的公司章程或及相关法律法规赋予股东的任何其他权利。

any other rights conferred by the articles of association of Party B and/or the relevant laws and regulations on the shareholders.

每一位股东应向甲方及其指定方签署不可撤销的授权委托书（如本协议附件2所示）。股东进一步同意并承诺，未经受托人事先书面同意，股东不得行使任何股东权利。

Each of the shareholders shall sign an irrevocable power of attorney (in the format set forth in Schedule 2 attached hereto) in favor of Party A and its designated personal. Each Shareholder further agrees and undertakes that without the Attorney-in-Fact’s prior written consent, he/she shall not exercise any of the Shareholder Rights.

Section 2	第2条

受托人有权完全自主决定委任一名或多名替换人选，行使受托人在本协议项下的任何或全部权利，受托人亦有权自主决定撤销对该等替换人选的委任。

The Attorney-in-Fact has the right to appoint, at its sole discretion, a substitute or substitutes to perform any or all of its rights of the Attorney-in-Fact under this Agreement, and to revoke the appointment of such substitute or substitutes.

Section 3	第3条

乙方及每一股东确认、承认并同意受托人代表股东行使任何及全部的股东权利。乙方及每一股东进一步确认并承认: (i)受托人已进行或将进行的任何行为，已作出或将作出的任何决定，或已签署或将签署的任何文书或其他文件视同股东本人进行的行为、股东本人作出的决定或股东本人签署的文件，具有同等法律效力;及 (ii)对于股东违反本协议规定采取或实施的任何行为，乙方将不认可，也不会对此予以配合或协助。

Each of Party B and Shareholders confirms, acknowledges and agrees to the appointment of the Attorney-in-Fact to exercise any and all of the Shareholder Rights. Each of Party B and Shareholders further confirms and acknowledges that (i) any and all acts done or to be done, decisions made or to be made, and instruments or other documents executed or to be executed by the Attorney-in-Fact, shall therefore be as valid and effectual as though done, made or executed by the Shareholders, and (ii) Party B will not recognize, assist or facilitate any and all activities of the Shareholders which are in violation of or inconsistent with this Agreement.

Section 4	第4条

(a)	每一股东在此同意并承诺，如果股东在乙方中所持股权有所增加，无论是否通过认购乙方的新增注册资本的方式，股东对于所增持股权所享有的任何股东权利均受本协议制约，受托人均有权代表股东对任何增持股权行使本协议第1条规定的股东权利；同样，如果任何人取得乙方股权，无论是通过自愿转让、依法转让、强制拍卖还是任何其他方式，该受让人所取得所有乙方之股权仍旧受本协议制约，受托人有权继续对该等股权行使本协议第1条规定的股东权利。股东在此承诺，股东为其他以任何方式取得乙方股权的第三方继续履行本协议项下归属乙方股东所有的各项义务提供担保，如该第三方拒绝继续受本协议制约，则股东应按本协议第13条的规定对甲方承担违约责任。

Each Shareholder hereby acknowledges and promises that, if the Shareholder increases his/her equity interests in Party B, whether by subscribing for additional registered capital thereof or otherwise, any Shareholder Rights in connection with such additional equity interest acquired by the Shareholder shall be automatically subject to this Agreement and the Attorney-in-Fact shall have the right to exercise the Shareholder Rights with respect to such additional equity interest on behalf of the Shareholder as described in Section 1 hereunder; if the Shareholder’s equity interest in Party B is transferred to any other party, whether by voluntary transfer, judicial sale, foreclosure sale, or otherwise, any such equity interest in Party B so transferred remains subject to this Agreement and the Attorney-in-Fact shall continue to have the right to exercise the Shareholder Rights with respect to such equity interest in Party B so transferred as described in Section 1 hereunder. The shareholders promise that they will offer a guarantee of performing the obligation owe to the shareholders of Party B under the agreement for the third parties who would acquire Party B’s shares. If the third parties refuse to be subject to the agreement, the shareholders shall be liable for breach of contract according to the provisions of Section 13 of this agreement.

(b)	为避免任何疑问，若股东需要根据其与甲方或其关联方签订的《独家购股权协议》、《股权质押协议》（包括不时修改后的版本）向甲方或其关联方转让股权，受托人有权代表股东签署股权转让协议及其他相关协议，履行股东于《独家购股权协议》及《股权质押协议》项下的所有义务。若甲方提出要求，股东应签署任何文件、加盖公章和/或印章，并采取任何其他必要行动以完成前述股权转让。

Furthermore, for the avoidance of any doubt, if any equity interest transfer is contemplated under any exclusive option agreement and equity interest pledge agreement(s) that such Shareholder enters into for the benefits of Party A or its affiliate (as may be amended from time to time), the Attorney-in-Fact shall, on behalf of the Shareholder, have the right to sign the equity interest transfer agreement and other relevant agreements and to perform all shareholder obligations under the exclusive option agreement and the equity interest pledge agreement(s). If required by Party A, the Shareholder shall sign any documents and fix the chops and/or seals thereon and the Shareholder shall take any other actions as necessary for purposes of consummation of the aforesaid equity interest transfer.

Section 5	第5条

每一股东进一步同意并向甲方承诺，假如股东由于其在乙方的股权利益收到任何股息、利息、任何其他形式的资本分派、清算后剩余财产、或因股权转让产生的收入或对价，股东将会在法律允许的范围内，将所有这些股息、利息、资本分派、资产、收入或对价给予甲方或其指定的实体而不要求任何补偿，并承担因此产生的任何税费。

Each Shareholder further covenants with and undertakes to Party A that, if the Shareholder receives any dividends, interest, any other forms of capital distributions, residual assets upon liquidation, or proceeds or consideration from the transfer of equity interest as a result of, or in connection with, such Shareholder’s equity interest in Party B, the Shareholder shall, to the extent permitted by applicable laws, remit all such dividends, interest, capital distributions, assets, proceeds or consideration to Party A or the entity designated by Party A without any compensation, and shall bear any and all taxes and fees with respect thereto.

Section 6	第6条

每一股东特此授权受托人依其完全自主判断行使股东权利，并且无需获得股东的任何口头或书面指示。股东承诺批准并认可受托人或其委任的任何替换人士或代理人根据本协议作出的或促使作出的任何合法行为。

Each Shareholder hereby authorizes the Attorney-in-Fact to exercise the Shareholder Rights according to its own judgment without any oral or written instruction from the Shareholder. Each Shareholder undertakes to ratify and recognize any acts which the Attorney-in-Fact or any substitutes or agents appointed by the Attorney-in-Fact may lawfully do or cause to be done pursuant to this Agreement.

Section 7	第7条

各方确认，在任何情况下，甲方不应就其指定的个人行使本协议下的委托权利而被要求对其他方或任何第三方承担任何责任或做出任何经济上的或其他方面的补偿。

The parties confirm that, in any cases, Party A should not assume any responsibility or made any financial or other aspects of the compensation to other parties or any third parties because of its designated personal exercising their entrusted rights under this agreement .

现有股东同意补偿甲方因其指定的个人行使委托权利而蒙受或可能蒙受的一切损失并使其不受损害，包括但不限于因任何第三方向其提出诉讼、追讨、仲裁、索赔或政府机关的行政调查、处罚而引起的任何损失。

The existing shareholders agree to compensate Party A for the losses suffered or may suffer caused by its designated personal exercising entrusted rights and protect it from damage, including but not limited to, the lawsuit, punish, arbitration, claim, or the government administrative investigation, punishment and any losses caused by it.

Section 8	第8条

本协议经各方授权代表正式签署，自本协议标明的签署之日起生效，于乙方存续期间持续有效。未经甲方事先书面同意，股东无权终止本协议或撤销对受托人的委任。本协议对各方的权利继续人、受让人具有法律约束力。

This Agreement shall become effective as of the date hereof when it is duly executed by the Parties’ authorized representatives and shall remain effective as long as Party B exists. The Shareholders shall not have the right to terminate this Agreement or revoke the appointment of the Attorney-in-Fact without the prior written consent of Party A. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their successors and assigns.

Section 9	第9条

各方承认，各方就本协议交换的任何口头或书面信息均属于保密信息。每一方应对上述全部信息保密，在未取得其他方的书面同意前，不得向任何第三方披露任何相关信息，但下述情况除外：(i)该信息已经或将被公众所知（但不是因为接受一方的违约披露导致的）；(ii)按照适用法律、法规或证券交易所的要求披露的；或 (iii)任何一方需要向其法律顾问、财务顾问、董事或高级管理人员披露的有关本协议项下拟定交易的信息，且该法律顾问、财务顾问、董事或高级管理人员受与本款规定相类似的保密义务的制约。如任何一方聘用的任何职员或代理机构披露保密信息，将被视为该方披露了该保密信息并因此承担违约责任。

The parties acknowledge that any oral or written information exchanged in this agreement are confidential information. Each party shall keep all of the above information confidential, and without the written consent of the other party, they shall not disclose to any third parties, except the following conditions: (i) such information has been or will be known to the public provided that this is not the result of a public disclosure in breach of contract by the receiving party); (ii) disclose in accordance with the requirements of the applicable laws, regulations or rules of any stock exchange; Or (iii) either party need to disclose to his/her/its legal advisers, financial advisers, directors or senior managers the information about the proposed transaction under this agreement, and the legal advisers, financial advisers, directors or senior managers shall be subject to the similar confidentiality obligations of this paragraph. If any employees or agents hired disclose confidential information, it will be deemed to be the party disclosing the confidential information and is therefore liable for breach of contract.

各方同意本协议因任何原因终止或失效时，本条仍然有效。

The Parties agree that this section shall survive the termination or expiration of this Agreement for any reasons.

Section 10	第10条

本协议构成各方之间就本协议标的事项所达成的完整协议。

This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof.

Section 11	第11条

本协议根据中国法律解释并受其管辖。

This Agreement shall be construed in accordance with and governed by the laws of the PRC.

Section 12	第12条

因本协议产生或与本协议相关的任何争议或主张应由各方通过友好协商的方式解决。如果甲方和乙方及/或股东未能解决争议，应将争议提交到厦门仲裁委员会（“仲裁委”），由仲裁会按照申请仲裁时有效的仲裁委仲裁规则经由仲裁解决。仲裁地为厦门，仲裁语言为中文。只用一名仲裁员仲裁，该仲裁委员由仲裁委指定。仲裁裁决具终局性且对各方都有约束力。

Any dispute or claim arising out of or in connection with or relating to this Agreement shall be resolved by the Parties in good faith through negotiations. In case no resolution can be reached by the Parties, such dispute shall be submitted to the Xiamen Arbitration Commission (the “Arbitration Commission”) for arbitration in accordance with its rules of arbitration in effect at the time of applying for such arbitration and the place of arbitration shall be in Xiamen, and the language of arbitration shall be Chinese. The arbitration tribunal shall be composed of only one arbitrator, which shall be appointed by the arbitration commission. The arbitral award shall be final and binding upon all Parties.

在争议解决和仲裁程序进行过程中，除了本协议正在仲裁的事宜以外，各方应在实际可行的前提下继续履行本协议。每一方应自行承担为解决任何争议而发生的费用，但仲裁费应由各方平均分担。

Throughout any dispute resolution and arbitration proceedings, the Parties shall continue to perform this Agreement, to the extent practical, with the exception of the matter that is under arbitration. Each Party shall be responsible for his/her/its own expenses in connection with resolving any Dispute, but the arbitration fees shall be shared equally.

Section 13	第13条

如乙方或股东存在以下情形，则该方应就该等情形给甲方造成的损失、损害、责任、被索赔损失等（包括合理的律师费，“损失”）依照甲方的要求立即予以赔偿，以使甲方免受损失：(i) 该一方在本协议中所作的任何陈述或保证不真实、不准确或不完整，或者(ii)该一方违反了其在本协议中所作的任何陈述或保证，或者(iii)该一方违反了其在本协议中任何约定或承诺。各方同意本协议终止或失效时，本条仍然有效。

Party B or Shareholders shall forthwith on demand indemnify and hold harmless the Party A against any claim, loss, liability or damage (including reasonable legal fees, “Loss”) which the Party A shall suffer due to any of the following circumstances: (i) any of the representations or warranties herein made by such Party is untrue, inaccurate or incomplete, or (ii) such Party breaches any of his/her/its representations or warranties herein, or (iii) such Party breaches any covenant or undertaking herein. The Parties agree that this clause shall survive the termination or expiration of this Agreement.

Section 14	第14条

未经甲方事先书面同意，乙方或任一股东不得将其在本协议项下的权利和义务转让给任何第三方。

Party B or either Shareholder shall not assign any of his/her/its rights or obligations under this Agreement to any third party without the prior written consent of Party A.

乙方及各股东在此同意，甲方可转让其在本协议项下的权利和义务。甲方仅需就该转让向乙方及各股东发出书面通知。

Party B and the Shareholders hereby agree that Party A may assign its rights and obligations under this Agreement, only subject to a written notice to Party B and the Shareholders.

本协议的条款和条件应为当事方各自的继承人和经许可的受让人之利益而生效，并应约束当事方各自的继承人和受让人。除非本协议明示规定，本协议的任何规定（明示和默示的）均不意图赋予除本协议当事方或其各自继承人和受让人之外的任何他方本协议项下或源于本协议的任何权利、救济、义务、或责任。

The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the Parties. Save as expressly provided in this Agreement, nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

Section 15	第15条

本协议可以一份或多份副本形式签署。全部原件具有相同的法律效力。

This Agreement may be executed in one or more counterparts. All originals shall have the same legal effect.

Section 16	第16条

本协议以中文和英文书就，两种文本具备同等法律效力。两种文本若有不一致之处，应以中文为准。

This Agreement is being executed in both Chinese and English versions. Both versions shall have the same legal effect. In case of any discrepancy between the two versions, the Chinese version shall prevail.

[后附签字页 Signature Pages Follow]

有鉴于此，各方于文首所述日期正式签署本协议。

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.

甲方：厦门艾莱斯管理咨询有限公司

Party A: Xiamen Alliance Management Consulting Co., Ltd.

授权代表：

Authorized Representative: Yuhan ZHAO

签字/ Signature	/s/ Yuhan ZHAO

盖章：（公章）

Seal/s/ Xiamen Alliance Management Consulting Co., Ltd.

乙方：厦门艾莱斯酒业集团有限公司

Party B: Xiamen Alliance Liquor Industrial Group Co., Ltd.

授权代表：

Authorized Representative: Yuhan ZHAO

签字/ Signature	/s/ Yuhan ZHAO

盖章：（公章）

Seal/s/ Xiamen Alliance Liquor Industrial Group Co., Ltd.

委托协议 Proxy Agreement

签字页 Signature Page

有鉴于此，各方于文首所述日期正式签署本协议。

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.

股东/ Shareholder：Yuhan ZHAO

签字/ Signature	/s/ Yuhan ZHAO

委托协议 Proxy Agreement

签字页 Signature Page

附件1股东

SCHEDULE 1 SHAREHOLDERS

序号 No.	姓名 NAME	身份证号 ID No.
1.	Yuhan ZHAO	*

委托协议 Proxy Agreement

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附件2-1授权委托书

SCHEDULE 2-1 POWER OF ATTORNEY

本授权委托书（“本授权书”）由Yuhan Zhao（身份证号码为*）于2023年5月1日签署，并向厦门艾莱斯管理咨询有限公司（“甲方”）或其指定方（“受托人”）出具。

This Power of Attorney (“POA”) is executed by Yuhan ZHAO (PRC ID No. 430502198811092014) as of May 1, 2023, and granted in favor of Xiamen Alliance Management Consulting Co., Ltd. (“Party A”) or its designated person by as its attorney (“Attorney”).

本人，特此授予受托人一项全面代理权，授权受托人作为本人的代理人、以本人的名义、行使本人作为厦门艾莱斯酒业集团有限公司（“乙方”）的股东所享有的下列权利：

I, hereby authorize the Attorney as my agent and attorney with full power of substitution, in the name and on behalf of myself, to act and exercise all the following rights as a shareholder of Xiamen Alliance Liquor Industrial Group Co., Ltd. (“Party B”):

(a)	召集及参加乙方股东会，接收股东会通知及相关资料；（为本授权委托书之目的，除另有明确约定，“股东会”包含“股东大会”之意义）

to call and attend shareholders’ meetings of Party B, and receive notices and materials with respect to the shareholders meeting (for the purpose of this POA, unless otherwise stipulated herein, “shareholders’ meetings” includes the meaning of “the general meeting”);

(b)	以股东的名义、代表股东签署及交付任何书面决议和会议记录；

to execute and deliver any and all written resolutions and meeting minutes in the name and on behalf of me;

(c)	亲自或委派代表就乙方的股东会讨论的任何事项（包括但不限于出售、转让、抵押、质押或处分乙方或其附属实体的任何或全部资产）进行投票表决；

to vote by itself or by proxy on any matters discussed on shareholders’ meetings of Party B, including without limitation, the sale, transfer, mortgage, pledge or disposal of any or all of the assets of Party B or its subsidiary;

(d)	出售、转让、质押或处分在乙方的任何或全部股权；

to sell, transfer, pledge or dispose of any or all of the equity interest in Party B;

(e)	如有必要，提名或任免乙方或其附属实体的董事、监事和高级管理人员；

to nominate, appoint or remove the directors, supervisors and senior management of Party B or any its subsidiary when necessary;

(f)	监督乙方及其附属主体的经营绩效；

to oversee the economic performance of Party B and its subsidiaries;

(g)	在任何时候查阅乙方及其附属实体的财务信息；

to have full access to the financial information of Party B and its subsidiaries at any time;

委托协议 Proxy Agreement

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(h)	当乙方的董事或高级管理人员的行为损害乙方或其股东利益时，对该等董事或高级管理人员提起股东诉讼或其它法律行动；

to file any shareholder lawsuits or take other legal actions against Party B’s directors or senior management members when such directors or members are acting to the detriment of the interest of Party B or its shareholder(s);

(i)	批准年度预算或宣布分红；

to approve annual budgets or declare dividends;

(j)	管理和处置乙方或其附属实体的资产；

to manage and dispose of the assets of Party B or its subsidiary;

(k)	对乙方及其附属实体的财务、会计和日常经营有完全的控制权和管理权（包括但不限于签署合同、支付政府税项）;

to have the full rights to control and manage Party B and its subsidiaries’ finance, accounting and daily operation (including but not limited to signing and execution of contracts and payment of government taxes and duties);

(l)	批准向政府主管机关递交任何审批登记文件；以及

to approve the filing of any documents with the relevant governmental authorities or regulatory bodies; and

(m)	乙方的公司章程或及相关法律法规赋予股东的任何其他权利。

any other rights conferred by the articles of association of Party B and/or the relevant laws and regulations on the shareholders.

本人兹自不可撤销地确认，本授权书的有效期延续到甲方、乙方与乙方股东于2023年 5月1日签署的《委托协议》到期或提前终止之时。

I hereby irrevocably acknowledge that this POA shall be effective and valid continuously until the expiration or early termination of the Proxy Agreement executed by and among Party A, Party B and the Shareholders of Party B as of May 1, 2023.

姓 名Name：	Yuhan ZHAO

签字Signature	/s/ Yuhan ZHAO
日期 Date：	___May 1 ，2023

委托协议 Proxy Agreement

附件2 SCH 2